UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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☐ Soliciting Material Pursuant to §240.14a-12
THE HIRTLE CALLAGHAN TRUST

(Name of Registrant as Specified In Its Charter)

Laura Anne Corsell, Esq.
Montgomery, McCracken, Walker & Rhoads LLP
123 South Broad Street
Avenue of the Arts
Philadelphia, PA 19109

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December 28, 2009

To Shareholders of The Fixed Income Opportunity Portfolio of The Hirtle Callaghan Trust:

A special meeting (the “Special Meeting”) of shareholders of The Fixed Income Opportunity Portfolio (the “Portfolio”) of The Hirtle Callaghan Trust (the “Trust”) will be held on January 25, 2010. At the Special Meeting, shareholders of the Portfolio will be asked to consider and vote upon an important matter relating to the portfolio management services provided to the Portfolio.

While you are welcome to join us at the Special Meeting, we anticipate that most shareholders will, by completing the proxy card enclosed with the Proxy Statement, instruct us to cast votes on their behalf. The proxy card may be completed by checking the appropriate box voting for or against the proposal described in the Proxy Statement. If a signed proxy card is returned, but no instructions are specified, your shares will be voted in accordance with the recommendations of the Board of Trustees of the Trust.

Whether or not you plan to attend the Special Meeting, we need your vote. If you are voting by mail, please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. The proxy card contains instructions on how to cast your vote by telephone or via the Internet.

We encourage you to read the accompanying Proxy Statement thoroughly. To assist you in this, we have prepared a brief “Question and Answer Summary” which is included in this Proxy Statement.

As always, we thank you for your confidence and support.

Sincerely yours,

Robert J. Zion
Vice President
The Hirtle Callaghan Trust

THE HIRTLE CALLAGHAN TRUST
Five Tower Bridge, 300 Barr Harbor Drive, Suite 500
West Conshohocken, Pennsylvania 19428

Question and Answer Summary

The Hirtle Callaghan Trust (the “Trust”) is designed primarily to serve as a vehicle through which Hirtle, Callaghan & Co., LLC (“Hirtle Callaghan”) implements certain asset allocation strategies on behalf of its investment advisory clients. Shares of the investment portfolios of the Trust are generally available only to clients of Hirtle Callaghan.

Hirtle Callaghan, in its capacity as the Trust’s primary investment adviser, has recommended that The Fixed Income Opportunity Portfolio add to the team of investment management firms (sometimes referred to in this Proxy Statement as “Specialist Managers”) that currently provide day-to-day portfolio management services. The investment advisory organization recommended by Hirtle Callaghan is Pacific Investment Management Company, LLC (“PIMCO”). The Trust’s Board of Trustees (“Board”) has, subject to the approval of the shareholders of The Fixed Income Opportunity Portfolio (the “Portfolio”), approved Hirtle Callaghan’s recommendation with respect to PIMCO. This Proxy Statement is designed to obtain the shareholder approval required by the Investment Company Act of 1940 (the “1940 Act”). Information about PIMCO is set forth under the heading “Management of the Trust” in the Proxy Statement.

While we encourage you to read the Proxy Statement thoroughly, we have prepared the following “Q&A” to assist you in understanding the proposal described in the Proxy Statement.1

Both Hirtle Callaghan and the Trust’s Board of Trustees recommend that shareholders of the Portfolio vote “FOR” the proposal.

Q.	WHY IS A NEW PORTFOLIO MANAGEMENT AGREEMENT BEING PROPOSED FOR THE FIXED INCOME OPPORTUNITY PORTFOLIO AT THIS TIME?

A.	Current day-to-day investment decisions for The Fixed Income Opportunity Portfolio is the responsibility of one investment advisory organization (the “Current Manager”), which adheres to a distinct investment style. Hirtle Callaghan believes that adding PIMCO will provide to the Portfolio access to various sub-asset classes of fixed income securities, including international bonds, emerging market bonds (both US dollar denominated and local currency denominated), bank loans, convertible bonds and lower rated high yield bonds. Accordingly, Hirtle Callaghan has recommended, and the Board has approved, the engagement of PIMCO to serve as a Specialist Manager for the Portfolio. The Board of Trustees has also approved the terms and conditions of a proposed portfolio management agreement pursuant to which PIMCO will provide day-to-day investment decisions for a portion of the assets of The Fixed Income Opportunity Portfolio. In accordance with various provisions of the 1940 Act, shareholders of the Portfolio are being asked to approve the proposed PIMCO agreement.

Q.	WILL THE EXPENSES ASSOCIATED WITH MY INVESTMENT IN THE FIXED INCOME OPPORTUNITY PORTFOLIO INCREASE IF THE PROPOSED PIMCO AGREEMENT IS IMPLEMENTED?

A.	Under the proposed agreement with PIMCO, PIMCO would be entitled to receive an annual fee of 0.50% of the first $100 million in assets that may, from time to time, be allocated to it by Hirtle Callaghan or the Board, 0.45% of the next $100 million and 0.40% of assets exceeding $200 million. The applicable fee rate is slightly higher that that which is paid to the Current Manager for the Portfolio. Accordingly, if the proposal relating to The Fixed Income Opportunity Portfolio is approved, the effect on the overall advisory fee paid by the Portfolio will depend on the manner in which assets of the Portfolio are allocated among the Specialist Managers. Initially, it is expected that approval of the proposal will neither increase nor decrease the advisory fee paid by the Portfolio as the PIMCO account is not expected to be funded immediately. Tables illustrating the pro forma expenses that shareholders of the Portfolio may be expected to incur in the event that the proposed agreement is approved and implemented appear in this Proxy Statement at Appendix A.

Q.	IF THE PROPOSED AGREEMENT WITH PIMCO IS APPROVED BY SHAREHOLDERS, WHEN WILL IT BECOME EFFECTIVE?

A.	If approved, the agreement will become effective as soon as reasonably practical following the Special Meeting.

1 The information provided in the “Q&A” is qualified in its entirety, by the information and disclosures contained in the accompanying Proxy Statement.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
of
THE FIXED INCOME OPPORTUNITY PORTFOLIO
of
THE HIRTLE CALLAGHAN TRUST
To Be Held on January 25, 2010

TO THE SHAREHOLDERS:

A special meeting (the “Special Meeting”) of shareholders of The Fixed Income Opportunity Portfolio (the “Portfolio”) of The Hirtle Callaghan Trust (the “Trust”) will be held on January 25, 2010, at the Trust’s principal office, located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, at 10:00 a.m. for the following purpose:

At the Special Meeting, shareholders of The Fixed Income Opportunity Portfolio will be asked to consider the following proposal:

Approval of a portfolio management agreement between the Trust, on behalf of The Fixed Income Opportunity Portfolio, and Pacific Investment Management Company, LLC.

Shareholders of the Portfolio will also transact such further business as may properly come before the Special Meeting or any adjournment thereof.

Shareholders of record of the Portfolio at the close of business on December 18, 2009 (the “Record Date”) are entitled to notice of the Special Meeting and any adjournments thereof. If you do not expect to attend the Special Meeting, please fill in, date, sign and return the proxy card in the enclosed envelope, which requires no postage if mailed in the United States (if voting by mail) or vote by telephone or via the Internet in accordance with the instructions on the proxy card. If you attend the Special Meeting, you may vote your shares in person; a vote cast “in person” will revoke a previously submitted proxy card.

It is important that you return your signed proxy promptly so that a quorum may be assured.

BY ORDER OF THE BOARD OF TRUSTEES OF THE HIRTLE CALLAGHAN TRUST

THE HIRTLE CALLAGHAN TRUST
Five Tower Bridge, 300 Barr Harbor Drive, Suite 500
West Conshohocken, PA 19428

PROXY STATEMENT

This Proxy Statement and the enclosed proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of The Hirtle Callaghan Trust (the “Trust”). The matters discussed in this proxy statement apply to one of the series of the Trust: The Fixed Income Opportunity Portfolio (the “Portfolio”). Proxies so solicited are intended for use at a special meeting of shareholders of the Portfolio or any adjournment of that meeting (the “Special Meeting”). The Special Meeting will be held at 10:00 a.m. (Eastern Time) on January 25, 2010 at the offices of Hirtle, Callaghan & Co., LLC (“Hirtle Callaghan”) located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, for the purposes set forth in the accompanying Notice of Meeting. Further information about these matters is set forth in this Proxy Statement.

It is anticipated that this Proxy Statement, the accompanying Notice of Special Meeting and the enclosed proxy card will first be mailed to shareholders on or about December 28, 2009. Only shareholders of record of the Portfolio on December 18, 2009 (the “Record Date”) will be entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, there were 57,482,713.616 shares of the Portfolio outstanding.

Quorum; Vote Required to Approve Proposals

The presence of the holders of 40% of the shares of the Portfolio as of the Record Date, represented in person or by proxy, shall constitute a quorum for the purpose of conducting the business at the Special Meeting. Approval of the Proposal requires the approval of the holders of a “majority of the outstanding voting securities” of the Portfolio. Under the Investment Company Act of 1940, as amended (the “Investment Company Act”), this means the lesser of (i) 67% of the outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Portfolio’s outstanding voting securities. Persons and groups known by management to beneficially own 5% or more of the Record Date Shares of the Portfolio are listed in this Proxy Statement under the heading “Additional Information.”

If the accompanying proxy is executed properly and returned (if voting by mail) or voted in accordance with the telephone or Internet voting procedures described in the proxy, shares represented by such proxy will be voted at the Special Meeting in accordance with the instructions on the proxy. The Board recommends a vote “FOR” the approval of the proposed portfolio management agreement. If a signed proxy card is returned, but no instructions are specified, shares will be voted “FOR” approval of the Proposal, and according to the best judgment of the proxy holders on all other matters. Costs associated with the solicitation of proxies will be borne by the Trust. Officers of Hirtle Callaghan may assist in the solicitation without separate compensation. If the votes required to approve the Proposal are not received, the persons named as proxies on the accompanying proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. When voting on any proposed adjournment, the persons named as proxies on the enclosed proxy will vote in favor of the proposed adjournment unless otherwise directed. A shareholder can revoke a proxy prior to its use by appearing at the Special Meeting and voting in person, by giving written notice of such revocation to the Trust or by returning a subsequently dated proxy to the Trust.

Copies of the Trust’s Annual Report to Shareholders, dated June 30, 2009 have been previously delivered to shareholders of the Trust. Shareholders of the Trust may obtain additional copies of those reports without charge by writing to the Trust at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428 or by calling toll free 1-800-242-9596.

INTRODUCTION AND BACKGROUND

The Trust is an open-end management investment company. The Trust is designed to operate in a “multi-manager” format as a vehicle through which Hirtle Callaghan implements certain asset allocation strategies on behalf of its investment advisory clients. Shares of the Trust are generally available only to such clients. Under the multi-manager structure, day-to-day portfolio management services and investment decisions are provided to each of the Trust’s investment portfolios by one or more independent investment advisory firms (each, a “Specialist Manager”). Hirtle Callaghan serves as the Trust’s primary investment adviser and, in particular, monitors, evaluates, oversees and determines the allocation to the various Specialist Managers that serve the Trust’s portfolios. The Trust’s Board of Trustees (the “Board”) is responsible for the overall supervision and management of the business and affairs of the Trust.

Hirtle Callaghan determined that it would be appropriate to supplement the team of Specialist Managers that currently serve The Fixed Income Opportunity Portfolio (the “Portfolio”). Hirtle Callaghan’s recommendation is based upon its view that, at this time, it is appropriate for the Portfolio to include access to various sub-asset classes of fixed income securities, including international bonds, emerging market bonds (both US dollar denominated and local currency denominated), bank loans, convertible bonds and lower rated high yield bonds. Accordingly, in December 2009, Hirtle Callaghan recommended to the Board that Pacific Investment Management Company, LLC (“PIMCO”) be engaged as an additional Specialist Manager for the Portfolio. Additional information about PIMCO is set forth below under the heading “Management of the Trust.”

The Trust’s Board, including a majority of those trustees who are not “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), approved Hirtle Callaghan’s recommendation, as well as proposed portfolio management agreement with PIMCO at its meeting held on December 10, 2009. In approving the proposed agreement, the Board noted that the effect of the implementation of the proposed agreement on the overall advisory fees paid by the Portfolio would depend on the extent to which Portfolio assets were assigned to PIMCO to manage, but that the rate at which PIMCO would be compensated was slightly higher than the fee currently being paid by the Portfolio to the other Specialist Manager currently serving the Portfolio. Except for terms relating to fees, the operative terms and conditions of the proposed portfolio management agreement are substantially the same as the terms and conditions of agreements with the Portfolio’s other Specialist Manager.

Subject to the approval of the shareholders of the Portfolio, the Board approved the proposed agreement with PIMCO. The new agreement will become effective as soon as reasonably practical following its approval by shareholders at the Special Meeting. If the agreement is not approved at the Special Meeting, the Portfolio will continue to be managed by its then current Specialist Manager.

PROPOSAL:	Approval of a portfolio management agreement between the Trust, on behalf of The Fixed Income Opportunity Portfolio, and Pacific Investment Management Company, LLC

Day-to-day investment decisions for The Fixed Income Opportunity Portfolio are currently the responsibility of one investment advisory organization: Seix investment Advisors, LLC (the “Current Manager”). The Current Manager follows a distinct investment style in managing the assets of the Portfolio.

During the course of carrying out its responsibilities, Hirtle Callaghan concluded that the Portfolio would benefit from adding access to various sub-asset classes of fixed income securities, including international bonds, emerging market bonds (both US dollar denominated and local currency denominated), bank loans, convertible bonds and lower rated high yield bonds. The proposed agreement with PIMCO was approved, subject to the approval of the shareholders of Portfolio, by the Trust’s Board at a meeting of the Board held on December 10, 2009. The asset mix of the portfolio that would be managed by PIMCO will vary over time depending on the reward-to-risk opportunity of these various sub-asset classes as determined by Hirtle Callaghan. The total percentage of the Portfolio to be managed by PIMCO may range from 0 to 50% of the total Portfolio, with this allocation again determined by Hirtle Callaghan to achieve the desired total portfolio diversification and reward-risk characteristics.

It should be noted that if the proposed agreement with PIMCO is implemented, the effect on the overall advisory fee paid by the Portfolio will depend on the manner in which assets of the Portfolio are allocated among the

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Specialist Managers. Initially, it is expected that approval of the proposal will neither increase nor decrease the advisory fee paid by the Portfolio. When assets are allocated to PIMCO the overall advisory fee paid by the Portfolio will likely increase. It is possible that the size of the Portfolio could be small enough that the overall advisory fee will neither increase nor decrease.

If approved by shareholders, the agreement will remain in effect in accordance with its terms for two years, and will continue in effect from year to year thereafter so long as it is approved annually by the Trust’s Board. A copy of the proposed agreement with PIMCO appears in this Proxy Statement as Exhibit A (Proposed Agreement between the Trust and PIMCO relating to The Fixed Income Opportunity Portfolio). Information about PIMCO is set forth under the heading “Management of the Trust”, below.

THE BOARD OF TRUSTEES RECOMMENDS SHAREHOLDERS OF THE FIXED INCOME OPPORTUNITY PORTFOLIO VOTE “FOR” THE PROPOSAL

Factors Considered by the Board

The Board, including a majority of the Independent Trustees, has considered and approved, subject to the approval of the shareholders of the Portfolio, the proposed agreement with PIMCO relating to the Portfolio. In connection with its deliberations, the Board requested and received a range of information from PIMCO about its business operations, financial position, cost and/or profitability, other accounts and related information.

In concluding that approval of the proposed agreement was in the best interests of the Portfolio and consistent with the expectations of shareholders, the Board gave substantial weight to Hirtle Callaghan’s assessment of the structure of the Portfolio, the role of the Current Manager of the Portfolio, and the potential benefits of engaging PIMCO to manage a portion of the Portfolio’s assets.

The Board also considered information provided to it by Hirtle Callaghan and PIMCO with respect to the nature and quality of the services to be provided by PIMCO, its performance record in managing investment accounts similar to the Portfolio, its commitment to maintaining a consistent investment strategy, the size and depth of the organization and other factors. The Board also considered the specific terms of the proposed agreement, including fees payable to PIMCO.

The information received from Hirtle Callaghan included Hirtle Callaghan’s overall evaluation of PIMCO, the investment style that Hirtle Callaghan expects PIMCO to bring to its assignment and Hirtle Callaghan’s expectations for the Portfolio and the types of circumstances that may lead Hirtle Callaghan to recommend shifts of assets to the style used by PIMCO.

In summary, the Board concluded that the implementation of the proposed agreement with PIMCO would be in the best interests of the Trust and the shareholders of the Portfolio. During the course of its deliberations, and as indicated above, the Board considered recommendations made by Hirtle Callaghan as well as information provided to it relating to PIMCO’s management style and past performance record. Specifically, in considering the nature and quality (including performance) of the services expected to be provided by PIMCO, the Board had before it information that it received from Hirtle Callaghan and PIMCO with respect to PIMCO’s commitment to implementing a consistent investment program, the performance achieved for other clients (including mutual funds) in the past, and information relating to its compliance programs and back office systems. The Board also considered a range of information with respect to the experience and professional backgrounds of the members of the proposed portfolio management team. In concluding that the services to be provided by PIMCO were reasonably likely to benefit the Portfolios, the Board did not rely upon any single factor, but gave substantial weight to Hirtle Callaghan’s recommendations and its view with respect to the ability of PIMCO to carry out the investment policies of the Portfolio and to ensure continuity in its investment strategy.

The Board also determined that the rate at which PIMCO would be compensated for its services under the proposed agreement was reasonable. During the course of its deliberations, the Board was provided with publicly available information assembled by a third-party service provider about the performance and fee structures of funds similar to the Portfolio managed by other investment advisers (the “peer group”) and with information from PIMCO regarding the fee structures of its similarly-managed accounts. While the Board found this information useful as an indication of the range of fees and services in the peer group and among similarly-managed accounts of the

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proposed manager, the Board did not specifically rely upon such comparisons, but based its findings primarily on the specific facts and circumstances of the Portfolio and of the Trust as a whole and the fact that the rate at which PIMCO was to be compensated was determined as a result of arms-length negotiations conducted by the officers of the Trust and Hirtle Callaghan.

In concluding that the engagement of PIMCO would be appropriate and, further, that approval of portfolio management agreement pursuant to which PIMCO would serve the Portfolio was in the best interests of shareholders of the Portfolio, the Board considered it of importance that, like all of the portfolios of the Trust, the Portfolio is designed primarily to serve as vehicles through which Hirtle Callaghan implements asset allocation strategies on behalf of its investment advisory clients and that shares of the Portfolio are generally available only to such clients. The Board also considered PIMCO’s services to the other portfolios of the Trust for which it acts as a Specialist Manager. The Board also had before it information to the effect that PIMCO would be responsible only for the day-to-day investment decisions for that portion of the assets of the Portfolio allocated to them. Moreover, the Board was informed that PIMCO would not participate in the administration or distribution of shares of the any Trust portfolio and would receive limited, if any, benefit from its association with the Portfolio or the Trust other than investment advisory fees received. The Board reviewed the portfolio management services expected to be provided by PIMCO, referencing the expected investment style, the experience of the personnel expected to be assigned to the Portfolio and the past performance of the organization including, as applicable, peer group comparisons and comparisons with the adviser’s other similarly-managed accounts.

The Board also determined that the compensation to which PIMCO would be entitled under the proposed agreement was reasonable. In reaching this conclusion, the Board had before it certain information with respect to the costs incurred by the organization, information relating to its profitability, and the fees charged by the organization to other investment company and institutional clients with investment objectives similar to the Portfolio. The Board did not specifically rely on such information, however, but instead gave substantial weight to information demonstrating that the fee rates established in the proposed agreement had been determined as a result of arms-length negotiations conducted by officers of the Trust and Hirtle Callaghan. The Board also considered the fact that implementing the proposed engagement could increase the overall advisory fees paid by the Portfolio. The Board also recognized that the overall levels of advisory fees experienced by the Portfolio would depend upon the manner in which the assets of the Portfolio are allocated among its Specialist Managers.

Information About the Proposed Agreement with PIMCO Relating to The Fixed Income Opportunity Portfolio

The proposed agreement requires the named service provider to (i) provide a continuous investment program for that portion of the Portfolio’s assets that may be allocated to it; (ii) provide investment research; (iii) select brokers and dealers through which securities transactions are executed; and (iv) maintain certain records required under relevant provisions of 1940 Act. The proposed agreement also provides: that the service provider will not be liable to the Trust for any loss sustained by the Trust unless such loss is caused by the service provider’s willful misfeasance, reckless disregard of duty, bad faith or gross negligence; for termination of the agreement by the Trust or by the service provider upon sixty days’ written notice; and termination in the event of an “assignment” as defined in the 1940 Act. Under the terms of the Proposed Agreement, PIMCO will be paid an annual fee of 0.50% of the first $100 million in assets that may, from time to time, be allocated to it by Hirtle Callaghan or the Board, 0.45% of the next $100 million and 0.40% of assets exceeding $200 million. For more information on the fees and expenses of the Portfolio, see the pro-forma fee and expense tables in Appendix A.

With respect to duration and termination, the proposed agreement provides that it shall continue in effect for a period of two years from the date on which it becomes effective. The proposed agreement will remain in effect thereafter from year to year for so long as its continuance is specifically approved, at least annually, by (i) a majority of the Board or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of the Trust’s Independent Trustees.

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If the Proposal is approved, the proposed agreement will become effective as soon as reasonably practical following the Special Meeting. In the event that the proposed agreement is not approved by the Portfolio’s shareholders, the current Specialist Manager will continue to manage the Portfolio.

Management of the Trust

Information about Hirtle Callaghan.  Under the terms of separate discretionary investment advisory agreements with the Trust relating to the various portfolios of the Trust (“Hirtle Callaghan Agreements”), Hirtle Callaghan continuously monitors the performance of various investment management organizations, including the several Specialist Managers retained by the Trust. Each of the Hirtle Callaghan Agreements also authorizes Hirtle Callaghan to allocate and reallocate assets among Specialist Managers in multi-manager portfolios of the Trust from time to time without additional authorization of the Trust’s Board. In addition, the Hirtle Callaghan Agreements provide that Hirtle Callaghan will make its officers available to serve as officers and/or Trustees of the Trust, and maintain office space sufficient for the Trust’s principal office. For its services under the Hirtle Callaghan Agreements, Hirtle Callaghan is entitled to receive an annual fee of .05% of each Portfolio’s average net assets. For the fiscal year ended June 30, 2009, Hirtle Callaghan received advisory fees from The Fixed Income Opportunity Portfolio in the amount of $[90,000]. Hirtle Callaghan also generally oversees the services provided to the Trust by its administrator, custodian and other service providers.

Hirtle Callaghan’s principal offices are located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428. Hirtle Callaghan was organized in 1988, and is a registered investment adviser under the Investment Advisers Act. Hirtle Callaghan had, as of June 30, 2009, approximately $16 billion in assets under management. Hirtle Callaghan is a wholly-owned subsidiary of Hirtle, Callaghan & Co. Holdings, Inc., which is controlled by Jonathan Hirtle. Robert J. Zion, a principal of Hirtle Callaghan, serves on the Trust’s Board and also serves as Vice President, Secretary and Treasurer of the Trust. The current Hirtle Callaghan Agreements were last approved by the Trust’s Board (including a majority of the Trust’s Independent Trustees) at meetings of the Board held on June 10, 2008 and March 10, 2009.

Information About PIMCO.  If the proposed agreement with PIMCO is approved by shareholders, PIMCO will become an additional investment management firm serving the Portfolio.

PIMCO is an investment adviser registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act. Its headquarters are located at 840 Newport Center Drive, Newport Beach, CA 92660. Under the terms of the proposed agreements with PIMCO, PIMCO will receive an annual fee of 0.50% of the first $100 million in assets that may, from time to time, be allocated to it by Hirtle Callaghan or the Board, 0.45% of the next $100 million and 0.40% of assets exceeding $200 million. Curtis Mewbourne will be primarily responsible for the day-to-day management of that portion of the assets of The Fixed Income Opportunity Portfolio allocated to PIMCO. Mr. Mewbourne is a managing director and generalist portfolio manager in the Newport Beach office. He is co-head of the emerging markets portfolio management team and head of the diversified income and insurance portfolio management teams. Mr. Mewbourne also serves as a member of the Executive Committee and the PIMCO Foundation Investment Committee. Prior to joining PIMCO in 1999, he was a bond trader at Salomon Brothers and at Lehman Brothers. He has 17 years of trading and portfolio management experience. He holds an engineering degree in computer science from the University of Pennsylvania. As of September 30, 2009, PIMCO had total assets under management of approximately $940 billion.

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PIMCO is a subsidiary of Allianz Global Investors of America, L.P., which has subsidiaries located in more than 70 countries. The address of PIMCO’s U.S. headquarters is at 840 Newport Center Drive, Newport Beach, CA 92660, and the address of its parent company, Allianz Global Investors of America, L.P., is 680 Newport Center Drive, Newport Beach, CA 92660. The name and principal occupation of the principal executive officers and each director of PIMCO are as follows:

Name	Principal Occupation

Mohamed El-Erian	Managing Director, CEO/Co-CIO
William Gross	Managing Director, Co-CIO
Brent Harris	Managing Director
Curtis Mewbourne	Managing Director, Portfolio Manager
Tom Otterbein	Managing Director, Co-Head of U.S. Account Management
William Powers	Managing Director, Portfolio Manager
Richard Weil	Managing Director, Business Lead — Advisory

PIMCO currently serves as an investment adviser or sub-adviser to the following other investment companies that have a similar investment objective to the Portfolio.

Name of the Investment Company	Asset Size as of September 30, 2009	Fee Rate

PIMCO Diversified Income Fund	2,632,737,000	0.45%

Administration and Related Services.  Citi Fund Services Ohio, Inc. and certain of its affiliated companies (collectively, “Citi”) currently provide administration, transfer agency and accounting services to the Trust pursuant to the terms of separate agreements between Citi and the Trust. Citi is located at 3435 Stelzer Road, Columbus, Ohio 43219.

Distribution Services.  On April 1, 2009 Unified Financial Securities, Inc. (“Unified”) began serving as the Trust’s principal underwriter pursuant to an agreement approved by the Board on March 10, 2009. Unified is a wholly-owned subsidiary of Huntington Bancshares, Inc. Because shares of the Trust’s Portfolios are available only to clients of Hirtle Callaghan and financial intermediaries that have established a relationship with Hirtle Callaghan, the services to be provided by Unified are limited to services that facilitate the settlement of transactions in shares of the various portfolios and compliance with state “blue sky” laws. Unified will receive an annual fee of $10,000 for performing the services listed under its agreement. The offices of the principal underwriter are located at 2960 North Meridien St., Suite 300, Indianapolis, IN, 46208. Prior to April 1, 2009, Foreside Fund Services LLC (“Foreside”) served as the Trust’s principal underwriter. Foreside’s offices are located at Three Canal Plaza, Suite 100, Portland, ME 04101.

General Matters Under Delaware Law

As a Delaware Statutory Trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The 1940 Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board’s selection of the Trust’s registered independent public accounting firm. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communication in such matters. Although the Trust does not anticipate that an annual meeting will be held, shareholders may submit proposals that will be considered for submission to shareholders at such meeting. In the event that an annual meeting is held, any such proposal must be received at least 120 days before proxy statements prepared in connection with such a meeting are forwarded to shareholders.

Additional Information

The Trust is not aware of any shareholders who hold beneficially 5% or more of shares of the Portfolio as of the Record Date. Hirtle Callaghan may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of the Trust’s portfolios, with respect to which shares Hirtle Callaghan disclaims

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beneficial ownership. The trustees and officers of the Trust, as a group, own less than 1% of the outstanding shares of each Portfolio.

Abstentions and Broker Non-Votes

A properly executed and returned proxy, or a proxy voted in accordance with the telephone or Internet voting procedures described in the proxy, marked with an abstention will be considered present at the Special Meeting of shareholders for the purpose of determining the existence of a quorum. If any proxy received by the Trust that withholds authority to vote represents a “broker non-vote,” shares represented by such proxy will not be counted for purposes of determining whether or not a quorum is present at the Special Meeting of shareholders and will not be deemed “votes cast” with respect to any matter with respect to which authority to vote is withheld. Abstentions and broker non-votes will thus not constitute a vote “for” or “against” any matter, but will have the same effect as a negative vote with respect to matters that require the approval of a requisite percentage of the outstanding shares of the Portfolio. As used in this Proxy Statement, “broker non-vote” means a proxy, executed, or otherwise voted by telephone or Internet in accordance with the proxy, by a broker or other nominee, indicating that the nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power.

By Order of the Board of Trustees

Dated: December 28, 2009

7

APPENDIX A

Pro Forma Fee and Expense Table: The Fixed Income Opportunity Portfolio
Pro Forma Allocations if Proposed Agreement with Pacific Investment Management Company, LLC is Approved

The tables and examples shown below are designed to assist investors in understanding the various costs and expenses of an investment in shares of the Portfolio. Each is designed to correspond with the tables relating to the Portfolio that appear in the prospectus for the Trust. Neither should be considered a representation of past or future expenses or performance, and actual expenses may vary from year to year, and may be higher or lower than those shown.

The following table provides data concerning the Portfolio’s current management fees and expenses as a percentage of average net assets for the period ended June 30, 2009, as well as fees and expenses that would have been incurred if the Proposed Agreement had been in effect during the Portfolio’s fiscal year ended June 30, 2009. The net assets of the Portfolio as of June 30, 2009 were approximately $284 million. The figures shown assume an allocation of assets of 100% to Seix investment Advisors LLC and 0% to PIMCO. It is not anticipated that PIMCO will be allocated any assets to manage immediately upon the Firm’s engagement. Because PIMCO’s fee rate under the proposed agreement is slightly higher than the rate at which the fee of the Current Manager is calculated, allocation of assets to PIMCO could raise the Portfolio’s overall expenses

		Fees if Proposed
	Fees Under Current	PIMCO Agreement is
	Agreements	Approved

Management Fees*	0.47%	0.47%
Other Expenses**	0.11%	0.11%
Total Portfolio Operating Expenses	0.58%	0.58%

*	The figure shown includes all management fees paid by the Portfolio, including 0.05% which is paid to Hirtle Callaghan. Since the Portfolio is a “multi-manager” vehicle, asset allocations and fees payable to the Specialist Managers may vary.

**	Expenses attributable to the Portfolio’s investments in other investment companies, including closed-end funds and exchange-traded funds, if any, are currently estimated not to exceed 0.01% of net assets of the Portfolio.

Examples.  The following example illustrates the expenses on a $10,000 investment, under the fees and expenses shown in the table above, assuming (1) 5% annual return and (2) redemption at the end of each time period. The example assumes that all dividends and distributions are reinvested and that the Portfolio’s operating expenses and assets remain as shown in the above table. The example should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

	Expenses Under	Expenses if Proposed
	Current	SSgA FM
	Agreements	Agreement is Approved

1 year	$59	$59
3 years	$186	$186
5 years	$324	$324
10 years	$726	$726

EXHIBIT A

PORTFOLIO MANAGEMENT AGREEMENT
For The Fixed Income Opportunity Portfolio

AGREEMENT made this   day of          , 2010, between Pacific Investment Management Company LLC, a limited liability company organized under the laws of Delaware (“Portfolio Manager”), and The Hirtle Callaghan Trust, a Delaware Statutory Trust (“Trust”).

WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (“Investment Company Act”) which offers several series of shares of beneficial interests (“shares”) representing interests in separate investment portfolios; and

WHEREAS, the Trust desires to retain the Portfolio Manager to provide a continuous program of investment management to that portion of the assets of The Fixed Income Opportunity Portfolio of the Trust (“Portfolio”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, and Portfolio Manager is willing, in accordance with the terms and conditions hereof, to provide such services to the Trust;

NOW THEREFORE, in consideration of the promises and covenants set forth herein and intending to be legally bound hereby, it is agreed between the parties as follows:

1. Appointment of Portfolio Manager.  The Trust hereby retains Portfolio Manager to provide the investment services set forth herein and Portfolio Manager agrees to accept such appointment. In carrying out its responsibilities under this Agreement, the Portfolio Manager shall at all times act in accordance with the investment objectives, policies and restrictions applicable to the Portfolio as set forth in the then current Registration Statement of the Trust delivered by the Trust to the Portfolio Manager, applicable provisions of the Investment Company Act and the rules and regulations promulgated under the Investment Company Act and other applicable federal securities laws.

2. Duties of Portfolio Manager.  (a) Portfolio Manager shall provide a continuous program of investment management for that portion of the assets of the Portfolio (“Account”) that may, from time to time be allocated to it by, or under the supervision of, the Trust’s Board of Trustees, as indicated in writing by an authorized officer of the Trust. It is understood that the Account may consist of all, a portion of or none of the assets of the Portfolio, and that the Board of Trustees and/or Hirtle Callaghan & Co., LLC, the Trust’s investment adviser, has the right to allocate and reallocate such assets to the Account at any time, and from time to time, upon such notice to the Portfolio Manager as may be reasonably necessary, in the view of the Trust, to ensure orderly management of the Account or the Portfolio. The Portfolio Manager’s responsibility for providing portfolio management services to the Portfolio shall be limited to the Account.

(b) Subject to the general supervision of the Trust’s Board of Trustees, Portfolio Manager shall have sole investment discretion with respect to the Account, including investment research, selection of the securities to be purchased and sold and the portion of the Account, if any, that shall be held uninvested, and the selection of brokers and dealers through which securities transactions in the Account shall be executed. The Portfolio Manager shall not consult with any other portfolio manager of the Portfolio concerning transactions for the Portfolio in securities or other assets. Specifically, and without limiting the generality of the foregoing, Portfolio Manager agrees that it will:

(i) advise the Portfolio’s designated custodian bank and administrator or accounting agent on each business day of each purchase and sale, as the case may be, made on behalf of the Account, specifying the name and quantity of the security purchased or sold, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, the identity of the effecting broker or dealer and/or such other information, and in such manner, as may from time to time be reasonably requested by the Trust;

(ii) maintain all applicable books and records with respect to the securities transactions of the Account. Specifically, Portfolio Manager agrees to maintain with respect to the Account those records required to be maintained under Rule 31a-1(b)(1), (b)(5) and (b)(6) under the Investment Company Act with respect to transactions in the Account including, without limitation, records which reflect securities purchased or sold in the Account, showing for each such transaction, the name and quantity of securities, the unit and aggregate purchase or sale price, commission paid, the market on which the transaction was effected, the trade date, the settlement date, and the identity of the effecting broker or dealer. Portfolio Manager will preserve such records in the manner and for the periods prescribed by Rule 31a-2 under the Investment Company Act. Portfolio Manager acknowledges and agrees that all records it maintains for the Trust are the property of the Trust, and Portfolio Manager will surrender promptly to the Trust any such records upon the Trust’s request. The Trust agrees, however, that Portfolio Manager may retain copies of those records that are required to be maintained by Portfolio Manager under federal or state regulations to which it may be subject or are reasonably necessary for purposes of conducting its business;

(iii) provide, in a timely manner, such information as may be reasonably requested by the Trust or its designated agents in connection with, among other things, the Trust’s daily computation of the Portfolio’s net asset value and net income, preparation of proxy statements or amendments to the Trust’s registration statement and monitoring investments made in the Account to ensure compliance with the various limitations on investments applicable to the Portfolio and to ensure that the Portfolio will continue to qualify for the special tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”); and

(iv) render regular reports to the Trust concerning the performance of Portfolio Manager of its responsibilities under this Agreement. In particular, Portfolio Manager agrees that certain specified account management personnel will, at the reasonable request of the Board of Trustees, attend meetings of the Board or its validly constituted committees and will, in addition, make its officers and employees available to meet with the officers and employees of the Trust at least quarterly and at other times upon reasonable notice, to review the investments and investment program of the Account.

(v) Portfolio Manager may delegate trade execution and other support functions (but not portfolio management) to its affiliates which are either controlled by or under common control with the Portfolio Manager including PIMCO Asia Limited, PIMCO Australia Pty Ltd, PIMCO Asia Pte Ltd., PIMCO Global Advisors (Ireland) Limited, PIMCO Luxembourg S.A., PIMCO Japan Ltd., PIMCO Canada Corp and PIMCO Europe Ltd. Information may be shared between such companies as necessary to accomplish the purposes of this agreement. Additionally, Portfolio Manager will have the ability to delegate back office services to State Street Investment Manager Solutions, LLC. In all cases, Portfolio Manager shall remain liable as if such services were provided directly. No additional fees shall be imposed for such services except as otherwise agreed.

3. Portfolio Transaction and Brokerage.  In placing orders for portfolio securities with brokers and dealers, Portfolio Manager shall use its best efforts to obtain best execution on behalf of the Account. Portfolio Manager may, in its discretion, direct orders to brokers that provide to Portfolio Manager research, analysis, advice and similar services, and Portfolio Manager may cause the Account to pay to those brokers a higher commission than may be charged by other brokers for similar transactions, provided that Portfolio Manager determines in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Portfolio Manager to the Account and any other accounts with respect to which Portfolio Manager exercises investment discretion, and provided further that the extent and continuation of any such practice is subject to review by the Trust’s Board of Trustees. Portfolio Manager shall not execute any portfolio transactions for the Trust with a broker or dealer which is an “affiliated person” of the Trust or Portfolio Manager, including any other investment advisory organization that may, from time to time act as a portfolio manager for the Portfolio or any of the Trust’s other Portfolios, except as permitted under the Investment Company Act and rules promulgated thereunder. The Trust shall provide a list of such affiliated brokers and dealers to Portfolio Manager and will promptly advise Portfolio Manager of any changes in such list. Portfolio Manager shall not be deemed to have breached this section if the list currently in the possession of the Portfolio Manager prior to the purchase in question did not name such broker or dealer as an affiliate.

4. Expenses and Compensation.  Except for expenses specifically assumed or agreed to be paid by the Portfolio Manager under this Agreement, the Portfolio Manager shall not be liable for any expenses of the

Portfolio or the Trust, including, without limitation: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of securities or other investment instruments with respect to the Portfolio; and (iii) custodian fees and expenses. For its services under this Agreement, Portfolio Manager shall be entitled to receive an annual fee of 0.50% of the first $100 million in assets that may, from time to time, be allocated to it by Hirtle Callaghan or the Board, 0.45% of the next $100 million and 0.40% of assets exceeding $200 million.

5. Limitation of Liability and Indemnification.  (a) Portfolio Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Trust in connection with the matters to which this Agreement relates including, without limitation, losses that may be sustained in connection with the purchase, holding, redemption or sale of any security or other investment by the Trust on behalf of the Portfolio, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Portfolio Manager in the performance of its duties or from reckless disregard by it of its duties under this Agreement.

(b) Notwithstanding the foregoing, Portfolio Manager expressly agrees that the Trust may rely upon: (i) the Portfolio Manager’s current Form ADV; and (ii) information provided, in writing, by Portfolio Manager to the Trust in accordance with Section 9 of this Agreement or otherwise to the extent such information was provided by Portfolio Manager for the purpose of inclusion in SEC Filings, as hereinafter defined provided that a copy of each SEC Filing is provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing. For purposes of this Section 5, “SEC Filings” means the Trust’s registration statement and amendments thereto and any periodic reports relating to the Trust and its Portfolios that are required by law to be furnished to shareholders of the Trust and/or filed with the Securities and Exchange Commission.

(c) Portfolio Manager agrees to indemnify and hold harmless the Trust and each of its Trustees, officers, employees and control persons from any claims, liabilities and reasonable expenses, including reasonable attorneys’ fees (collectively, “Losses”), to the extent that such Losses arise out of any untrue statement of a material fact contained in an SEC Filing or the omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not materially misleading, if such statement or omission was made in reliance upon the Portfolio Manager’s current Form ADV or written information furnished by the Portfolio Manager for the purpose of inclusion in such SEC Filings or other appropriate SEC Filings; provided that a copy of each SEC Filing was provided to Portfolio Manager: (i) at least 10 business days prior to the date on which it will become effective, in the case of a registration statement; (ii) at least 10 business days prior to the date upon which it is filed with the SEC in the case of the Trust’s semi-annual-report on Form N-SAR or any shareholder report or proxy statement; or (iii) at least 10 business days prior to first use, in the case of any other SEC Filing.

(d) In the event that a legal proceeding is commenced against the Trust on the basis of claims for which the Portfolio Manager would, if such claims were to prevail, be required to indemnify the Trust pursuant to Section 5(c) above, Portfolio Manager will, at its expense, provide such assistance as the Trust may reasonably request in preparing the defense of the such claims (including by way of example making Portfolio Manager’s personnel available for interview by counsel for the Trust, but specifically not including retention or payment of counsel to defend such claims on behalf of the Trust); provided that the Portfolio Manager will not be required to pay any Losses of the Trust except to the extent it may be required to do so under Section 5(c) above.

(e) The indemnification obligations set forth in Section 5 (c) shall not apply unless: (i) the statement or omission in question accurately reflects information provided to the Trust in writing by the Portfolio Manager; (ii) the statement or omission in question was made in an SEC Filing in reliance upon written information provided to the Trust by the Portfolio Manager specifically for use in such SEC Filing; (iii) the Portfolio Manager was afforded the opportunity to review the statement (or the omission was specifically identified to it) in connection with the 10 business day review requirement set forth in Section 5(b) above; and (iv) upon receipt by the Trust of any notice of the commencement of any action or the assertion of any claim to which the indemnification obligations set forth in Section 5(c) may apply, the Trust notifies the Portfolio Manager, within 30 days and in writing, of such receipt and provides to Portfolio Manager the opportunity to participate in the defense and/or settlement of any such action or claim. Further, Portfolio Manager will not be required to indemnify any person under this Section 5 to the extent that Portfolio Manager relied upon statements or information furnished to the Portfolio Manager, in writing, by any officer, employee or Trustee of the Trust, or by the Trust’s custodian, administrator or accounting agent or any other agent of the Trust, in preparing written information provided to the Trust and upon which the Trust relied in preparing the SEC Filing(s) in question.

(f) The Portfolio Manager shall not be liable for: (i) any acts of any other portfolio manager to the Portfolio or the Trust with respect to the portion of the assets of the Portfolio or the Trust not managed by the Portfolio Manager; and (ii) acts of the Portfolio Manager which result from acts of the Trust, including, but not limited to, a failure of the Trust to provide accurate and current information with respect to the investment objectives, policies, or restrictions applicable to the Portfolio, actions of the Trustees, or any records maintained by Trust or any other portfolio manager to the Portfolio. The Trust agrees that, to the extent the Portfolio Manager complies with the investment objectives, policies, and restrictions applicable to the Account as provided to the Portfolio Manager by the Trust, and with laws, rules, and regulations applicable to the Portfolio (including, without limitation, any requirements relating to the qualification of the Portfolio as a regulated investment company under Subchapter M of the Code) in the management of the assets of the Portfolio specifically committed to management by the Portfolio Manager, without regard to any other assets or investments of the Portfolio, Portfolio Manager will be conclusively presumed for all purposes to have met its obligations under this Agreement to act in accordance with the investment objectives, polices, and restrictions applicable to the Portfolio and with laws, rules, and regulations applicable to the Portfolio, it being the intention that for this purpose the assets committed to management by the Portfolio Manager shall be considered a separate and discrete investment portfolio from any other assets of the Portfolio; without limiting the generality of the foregoing, the Portfolio Manager will have no obligation to inquire into, or to take into account, any other investments of the Portfolio in making investment decisions under this Agreement. In no event shall the Portfolio Manager or any officer, director, employee, member, or agent or the Portfolio Manager have any liability arising from the conduct of the Trust and any other portfolio manager with respect to the portion of the Portfolio’s assets not allocated to the Portfolio Manager.

6. Permissible Interest.  Subject to and in accordance with the Trust’s Declaration of Trust and Bylaws and corresponding governing documents of Portfolio Manager, Trustees, officers, agents and shareholders of the Trust may have an interest in the Portfolio Manager as officers, directors, agents and/or shareholders or otherwise. Portfolio Manager may have similar interests in the Trust. The effect of any such interrelationships shall be governed by said governing documents and the provisions of the Investment Company Act.

7. Duration, Termination and Amendments.  This Agreement shall become effective as of the date first written above and shall continue in effect thereafter for two years. This Agreement shall continue in effect from year to year thereafter for so long as its continuance is specifically approved, at least annually, by: (i) a majority of the Board of Trustees or the vote of the holders of a majority of the Portfolio’s outstanding voting securities; and (ii) the affirmative vote, cast in person at a meeting called for the purpose of voting on such continuance, of a majority of those members of the Board of Trustees (“Independent Trustees”) who are not “interested persons” of the Trust or any investment adviser to the Trust.

This Agreement may be terminated by the Trust or by Portfolio Manager at any time and without penalty upon sixty days written notice to the other party, which notice may be waived by the party entitled to it. This Agreement may not be amended except by an instrument in writing and signed by the party to be bound thereby provided that if the Investment Company Act requires that such amendment be approved by the vote of the Board, the Independent Trustees and/or the holders of the Trust’s or the Portfolio’s outstanding shareholders, such approval must be obtained before any such amendment may become effective. This Agreement shall terminate upon its assignment. For purposes of this Agreement, the terms “majority of the outstanding voting securities,” “assignment” and “interested person” shall have the meanings set forth in the Investment Company Act.

8. Confidentiality; Use of Name.  Portfolio Manager and the Trust acknowledge and agree that during the term of this Agreement the parties may have access to certain information that is proprietary to the Trust or Portfolio Manager, respectively (or to their affiliates and/or service providers). The parties agree that their respective officers and employees shall treat all such proprietary information as confidential and will not use or disclose information contained in, or derived from such material for any purpose other than in connection with the carrying out of their responsibilities under this Agreement and the management of the Trust’s assets, provided, however, that this shall not apply in the case of: (i) information that is or becomes publicly known or available through no act or failure to act of the receiving party under this Agreement; (ii) information that was lawfully obtained by the receiving party from a third party without any obligation known to the recipient to maintain the information as proprietary or confidential; (iii) information that was independently developed by the recipient without any use of or reference to such proprietary information; and (iv) disclosures required by law or requested by any regulatory authority that may have jurisdiction over Portfolio Manager or the Trust, as the case may be, in which case such party shall request such confidential treatment of such information as may be reasonably available. In addition, each party shall use its reasonable efforts to ensure that its agents or affiliates who may gain access to such proprietary information shall be made aware of the proprietary nature and shall likewise treat such materials as confidential.

It is acknowledged and agreed that the names “Hirtle Callaghan,” “Hirtle Callaghan Chief Investment Officers” (which is a registered trademark of Hirtle Callaghan & Co., LLC (“HCCI”)), and any derivative of either, as well as any logo that is now or shall later become associated with either name (“Marks”) are valuable property of HCCI and that the use of the Marks, or any one of them, by the Trust or its agents is subject to the license granted to the Trust by HCCI. Portfolio Manager agrees that it will not use any Mark without the prior written consent of the Trust. Portfolio Manager consents to use of its name, performance data, biographical data and other pertinent data, and the Pacific Investment Management Company LLC Marks (as defined below), by the Trust for use in marketing and sales literature, provided that any such marketing and sales literature shall not be used by the Trust without the prior written consent of Portfolio Manager, which consent shall not be unreasonably withheld. The Trust shall have full responsibility for the compliance by any such marketing and sales literature with all applicable laws, rules, and regulations, and Portfolio Manager will have no responsibility or liability therefor. For purposes of this Section 8, performance data shall mean data regarding the performance achieved by the Portfolio Manager in managing the Account and information that is available through third party organizations engaged in the business of gathering and evaluating performance and other data relating to the investment management industry.

It is acknowledged and agreed that the names “Pacific Investment Management Company LLC” and “PIMCO” and any portion or derivative thereof, as well as any logo that is now or shall later become associated with the names (“PIMCO Marks”), are valuable property of the Portfolio Manager and that the use of the PIMCO Marks by the Trust or its agents is permitted only so long as this Agreement is in place.

The provisions of this Section 8 shall survive termination of this Agreement.

9. Representation, Warranties and Agreements.

Portfolio Manager represents and warrants that:

(a) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Investment Advisers Act”), it will maintain such registration in full force and effect and will promptly report to the Trust the commencement of any formal proceeding that could render the Portfolio Manager ineligible to serve as an investment adviser to a registered investment company under Section 9 of the Investment Company Act.

(b) Portfolio Manager understands that the Trust is subject to various regulations under the Investment Company Act which require that the Board review and approve various procedures adopted by portfolio managers and may also require disclosure regarding the Board’s consideration of these matters in various documents required to be filed with the SEC. Portfolio Manager represents that it will, upon reasonable request of the Trust, provide to the Trust information regarding all such matters including, but not limited to, codes of ethics required by Rule 17j-1 under the Investment Company Act and compliance procedures required by

Rule 206(4)-7 under the Investment Advisers Act, as well as certifications that, as contemplated under Rule 38a-1 under the Investment Company Act, Portfolio Manager has implemented a compliance program that is reasonably designed to prevent violations of the federal securities laws by the Portfolio with respect to those services provided to the Account pursuant to this Agreement. Portfolio Manager acknowledges that the Trust may, in response to regulations or recommendations issued by the SEC or other regulatory agencies, from time to time, request additional information regarding the policies of Portfolio Manager with regard to personal trading of its directors, partners, officers and employees. Portfolio Manager agrees that it will make reasonable efforts to respond to the Trust’s reasonable requests in this area.

(c) Upon request of the Trust, Portfolio Manager shall promptly supply the Trust with any non-confidential information concerning Portfolio Manager and its members, employees and affiliates that the Trust may reasonably require in connection with the preparation of its registration statements, proxy materials, reports and other documents required, under applicable state or Federal laws, to be filed with state or Federal agencies and/or provided to shareholders of the Trust.

10. Status of Portfolio Manager.  The Trust and Portfolio Manager acknowledge and agree that the relationship between Portfolio Manager and the Trust is that of an independent contractor and under no circumstances shall any employee of Portfolio Manager be deemed an employee of the Trust or any other organization that the Trust may, from time to time, engage to provide services to the Trust, its Portfolios or its shareholders. The parties also acknowledge and agree that nothing in this Agreement shall be construed to restrict the right of Portfolio Manager or its affiliates to perform investment management or other services to any person or entity, including without limitation, other investment companies and persons who may retain Portfolio Manager to provide investment management services and the performance of such services shall not be deemed to violate or give rise to any duty or obligations to the Trust.

11. Counterparts and Notice.  This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original. Any notice required to be given under this Agreement shall be deemed given when received, in writing addressed and delivered, by certified mail, by electronic mail, by hand or via overnight delivery service as follows:

If to the Trust:

Mr. Robert J. Zion, Vice President
The Hirtle Callaghan Trust
Five Tower Bridge, 300 Barr Harbor Drive, Suite 500
West Conshohocken, PA 19428

If to Portfolio Manager:

General Counsel
Pacific Investment Management Company LLC
840 Newport Center Drive, Suite 300
Newport Beach, CA 92660
Cc: Timothy White, Account Manager
Email: timothy.white@pimco.com

12. Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Delaware provided that nothing herein shall be construed as inconsistent with the Investment Company Act or the Investment Advisers Act.

The Trust acknowledges receipt of Part II of Portfolio Manager’s Form ADV, copies of which have been provided to the Trust’s Board of Trustees.

Portfolio Manager is hereby expressly put on notice of the limitations of shareholder and Trustee liability set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Portfolio. Portfolio Manager further agrees that it will not seek satisfaction of any such obligations from the shareholders or any individual shareholder of the Trust, or from the Trustees of the Trust or any individual Trustee of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first written above.

ATTEST:	Pacific Investment Management Company LLC

By:

ATTEST:	The Hirtle Callaghan Trust (on behalf of The Fixed Income Opportunity Portfolio)

By:

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735
        EVERY SHAREHOLDER’S VOTE IS IMPORTANT
PLEASE SIGN, DATE AND PROMPTLY RETURN YOUR
   PROXY CARD IN THE ENCLOSED ENVELOPE TODAY
To vote by Internet
1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.
To vote by Telephone
1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.
To vote by Mail
1)	Read the Proxy Statement.
2)	Check the appropriate box on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M18517-S53392	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

HIRTLE CALLAGHAN TRUST THE FIXED INCOME OPPORTUNTY PORTFOLIO

The Board of Directors recommends you vote FOR the following proposal:		For	Against	Abstain

1.	Approval of a portfolio management agreement between the Trust, on behalf of The Fixed Income Opportunity Portfolio, and Pacific Investment Management Company, LLC.	☐	☐	☐

2.	Such other matters as may properly come before the Special Meeting.

PLEASE SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE — NO POSTAGE REQUIRED. PLEASE MAIL PROMPTLY TO SAVE THE TRUST FURTHER SOLICITATION EXPENSE. THE RECEIPT OF THE NOTICE OF MEETING AND PROXY STATEMENT IS ACKNOWLEDGED BY EXECUTION OF THIS PROXY.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE

Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

M18518-S53392
Special Meeting of Shareholders of
The Fixed Income Opportunity Portfolio of
The Hirtle Callaghan Trust
January 25, 2010
The undersigned appoints Donald E. Callaghan, Robert J. Zion and Colette Bull, and each of them, attorneys and proxies, with full power of substitution in each, to vote and act on behalf of the undersigned at the Special Meeting of Shareholders of The Hirtle Callaghan Trust (the “Trust”) representing interests in the Trust’s Portfolio, named above, at the offices of Hirtle, Callaghan & Co., LLC, Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428, on January 25, 2010 at 10:00 a.m. and at all adjournments, according to the number of shares of beneficial interest which the undersigned could vote if present, upon such subjects as may properly come before the meeting, all as set forth in the notice of the meeting and the proxy statement furnished therewith. Unless otherwise marked on the reverse side, this proxy is given WITH authority to vote FOR the proposal noted on the reverse side. The undersigned further confers upon such attorneys and proxies discretionary authority to vote for and in the name of the undersigned and with all of the powers the undersigned would possess if personally present, all the Portfolio shares of the undersigned in the Trust at said meeting.
The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement by execution of this Proxy.
PLEASE SIGN AND DATE ON THE REVERSE SIDE.